Exhibit 99.1
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                                                          FOR IMMEDIATE RELEASE
                                                               June 27, 1997



DIGNITY PARTNERS ANNOUNCES EFFECTIVE DATE OF NAME CHANGE AND NASDAQ TRADING
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SYMBOL CHANGE
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     SAN FRANCISCO -- (June 27, 1997) Dignity Partners, Inc. (NASDAQ: DPNR) (the

"Company") today reported that it is anticipated that, effective August 1, 1997,

the  Company's  name will be changed to Point West Capital  Corporation  and the

Company's NASDAQ Trading Symbol will be changed from DPNR to PWCC. The effective date has been changed to August 1, 1997 from July 1, 1997.


(KEYWORD CALIFORNIA AND INDUSTRY KEYWORD: INSURANCE EARNINGS).
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CONTACTS:
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DIGNITY PARTNERS, INC., SAN FRANCISCO.
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Alan B. Perper, 415/394-9467
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